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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 21, 2014 (February 3, 2014)
Date of Report
(Date of earliest event reported)
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LIN Media LLC
(Exact name of registrant as specified in its governing document)
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Delaware (State or other jurisdiction of incorporation or organization)	001-36032 (Commission File Number)	90-0935925 (I.R.S. Employer Identification No.)
LIN Television Corporation

(Exact name of registrant as specified in its governing document)
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Delaware (State or other jurisdiction of incorporation or organization)	000-25206 (Commission File Number)	13-3581627
(I.R.S. Employer Identification No.)

701 Brazos Street, Suite 800 Austin, Texas 78701 (Address of principal executive offices and zip code)
(512) 380-4400
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Form 8-K/A amends the Form 8-K filed on February 21, 2014 by LIN Media LLC and the Form 8-K filed on March 5, 2014 by LIN Television Corporation to include the audited financial statements of Federated Media Publishing, Inc., a Delaware corporation ("FMPI"), as of December 31, 2013, and for the year then ended, as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed combined financial statements related to the FMPI acquisition required by Item 9.01(b) of Form 8-K.
Item 2.01     Completion of Acquisition or Disposition of Assets.
On February 21, 2014, LIN Media LLC, a Delaware limited liability company, filed a Current Report on Form 8-K reporting that LIN Digital Media LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of LIN Media LLC, had completed the acquisition of 100% of the outstanding stock of FMPI on February 3, 2014, as previously publicly disclosed on February 4, 2014.
Item 9.01     Financial Statements and Exhibits.
(a)     Financial statements of business acquired
The historical audited financial statements of FMPI as of and for the year ended December 31, 2013 including the notes to such financial statements and the report of the independent auditor thereon are attached as Exhibit 99.1 to this Form 8-K/A.
(b)     Pro forma condensed combined financial statements
The required unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013 is attached as Exhibit 99.2 to this Form 8-K/A.
(d)     Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP
23.2	Consent of BDO USA, LLP
99.1	Audited financial statements of FMPI as of and for the year ended December 31, 2013
99.2	Unaudited pro forma condensed combined financial statements for the acquisition of FMPI

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2014

LIN MEDIA LLC

By:	/s/ Nicholas N. Mohamed
Name:	Nicholas N. Mohamed
Title:	Vice President Controller

Date: April 21, 2014

LIN TELEVISION CORPORATION

By:	/s/ Nicholas N. Mohamed
Name:	Nicholas N. Mohamed
Title:	Vice President Controller

Exhibit Index

Exhibit No.	Description
23.1	Consent of BDO USA, LLP
23.2	Consent of BDO USA, LLP
99.1	Audited financial statements of FMPI as of and for the year ended December 31, 2013
99.2	Unaudited pro forma condensed combined financial statements for the acquisition of FMPI